JNF Portfolios

JNF Equity Portfolio

JNF Balanced Portfolio

each a series of Northern Lights Variable Trust

Supplement dated August 29, 2014 to the

Prospectus and Statement of Additional Information dated May 1, 2014

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The following provides notice to shareholders of important upcoming changes to the operations of the Portfolios beginning on or about October 31, 2014.

New Sub-Adviser

On August 29, 2014, JNF Advisors, Inc. (“JNF”), the investment adviser to the JNF Equity Portfolio and JNF Balanced Portfolio (together, the “Portfolios”) each a series of Northern Lights Variable Trust (the “Trust”), provided advance written notice to Chicago Equity Partners, LLC (“CEP”) that, pursuant to the terms of its investment sub-advisory agreement between JNF and CEP with respect to the Portfolios (the “Sub-Advisory Agreement”), it is terminating the Sub-Advisory Agreement.  Accordingly, the Sub-Advisory Agreement shall terminate October 31, 2014 or such earlier date as JNF and CEP may agree.

On October 29, 2007, the SEC issued an Order under Section 6(c) of the Investment Company Act of 1940 (the “Act”) granting exemptive relief to the Trust and the Adviser from Section 15(a) of the Act and Rule 18f-2 under the Act.  Such exemptive relief allows the Adviser, with prior Board approval, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval.

At their meeting on August 12-13, 2014, the Board of Trustees of the Trust approved the appointment of SSgA Funds Management, Inc. (“SSgA FM”) as sub-adviser to the Portfolios.  It is expected that SSgA FM will begin managing the Portfolios pursuant to a new Sub-Advisory Agreement on or about October 31, 2014.

New Portfolio Names

By written consent, the Board of Trustees approved changing the name of JNF Equity Portfolio to “JNF SSgA Sector Rotation Portfolio” and changing the name of JNF Balanced Portfolio to “JNF SSgA Tactical Allocation Portfolio”.

Change in Non-Fundamental Investment Restrictions

For the JNF Equity Portfolio, which is to be known as “JNF SSgA Sector Rotation Portfolio,” the Non-Fundamental Investment Restriction “under normal circumstances, the Portfolio invests at least 80% of its assets in U.S. common stocks” will be discontinued.  Additional information, solely about this change, is being provided to shareholders concurrently by a separate supplement.

New Investment Objectives

At the August 12-13, 2014 meeting, the Board of Trustees also approved revisions to each Portfolio’s Investment Objectives. The Investment Objectives of each Portfolio stated that the Portfolio sought “total return consistent with preservation of capital and a prudent level of risk.” The Board approved new Investment Objectives for each Portfolio, indicating that each Portfolio will seek “to provide total return, while attempting to reduce portfolio volatility over a full market cycle.”

Further information about related changes to the investment strategy and the execution of each Portfolio’s investment program will be provided to Portfolio shareholders by subsequent supplement.

This Supplement, the Prospectus and the Statement of Additional Information dated May 1, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and Statement of Information both dated May 1, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling (866) 667-0564.